EXHIBIT 10 (VVV)

                                   GUARANTY
                                   --------



DECEMBER 15, 1998

     WHEREAS, NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company (the "Lender") has agreed to make a loan to OVERSEAS PARTNERS (MADISON PLAZA), LLC, an Illinois limited liability company, (the "Borrower") in the principal sum of ONE HUNDRED TWENTY-FIVE MILLION and No/100 Dollars ($125,000,000.00) (the "Loan"), which Loan will be (a) evidenced by and payable in accordance with the provisions of that certain promissory note dated of even date herewith in the principal sum of $125,000,000.00 given by the Borrower to the Lender (as the same may be from time to time amended, the "Note"), and (b) secured by that certain Mortgage, Assignment of Leases and Rents and Security Agreement dated of even date herewith given by the Borrower to Lender with respect to certain premises located in Chicago, Illinois, as more particularly described therein (the "Premises"), and intended to be duly recorded in Cook County, Illinois (as the same may be from time to time amended, the "Mortgage"), and

     WHEREAS, the Lender is willing to make the Loan only if the undersigned parties, Overseas Partners Capital Corp., a Delaware corporation ("OPCC") and Overseas Holding Company, Inc., a Delaware corporation ("Holding") (hereinafter referred to, jointly and severally, as the "Guarantor"), execute and deliver this Guaranty and guarantee payment to the Lender of the Debt (as herein defined) in the manner hereinafter provided;

     WHEREAS, Guarantor will directly benefit from the making of the Loan by the Lender to the Borrower;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce the Lender to make the Loan to the Borrower, Guarantor hereby acknowledges, agrees and confirms that all of the above recitals are true, correct and complete and hereby guarantees, absolutely, irrevocably and unconditionally, to the Lender the full and timely payment of the Debt and covenants and agrees with the Lender as follows:

     1.   DEFINITIONS. All capitalized terms used in this Guaranty not otherwise
          ------------
defined herein shall have the meaning ascribed to such terms in the Mortgage. The term "Debt" as used in this Guaranty shall mean the following:

     (a) any and all costs, expenses and fees for the following matters relating to leases of all or any portion of the Premises (even though the actual payment of such amounts may occur or be due and payable after Borrower no longer holds legal or beneficial title to the Premises):

          (i) all initial tenant improvements required by leases to be paid for by landlord to prepare initial space for new occupancy by tenants pursuant to leases entered into before or during Borrower's ownership of legal or beneficial title to the Premises;

          (ii) all leasing commissions required to be paid by landlord with respect to the initial term (but not any renewal, extension or expansion thereof) of new leases entered into before or during Borrower's ownership of legal or beneficial title to the Premises;



          (iii) all tenant improvements required by leases to be paid for by landlord as the result of any lease extension or renewal which is exercised by, or effected with respect to, any tenant during Borrower's ownership of legal or beneficial title to the Premises, but only such tenant improvements as are required to be paid for by landlord prior to the expiration of the then-existing term or with respect to the applicable extension or renewal term;

          (iv) all leasing commissions required to be paid by landlord as a result of any lease extension or renewal which is exercised by, or effected with respect to, any tenant during Borrower's ownership of legal or beneficial title to the Premises, but only such commissions as are payable with respect to the time periods for which such extension are extended or renewed (and not any further extension, renewal or expansion not exercised during Borrower's ownership);

          (v) all initial tenant improvements required by leases to be paid for by landlord to prepare initial expansion space for new occupancy by tenants as a result of any lease expansion which is exercised by, or effected with respect to, any tenant during Borrower's ownership of legal or beneficial title to the Premises;

          (vi) all leasing commissions required to be paid by landlord with respect to the ten-n of any lease expansion which is exercised by, or effected with respect to, any tenant during Borrower's ownership of legal or beneficial title to the Premises (but not any further renewal, extension or expansion thereof not exercised during Borrower's ownership);

     (b) any losses, damages, costs and expenses incurred by Lender as a result of (i) any material misstatement of fact (A) by Borrower or any person or entity constituting Borrower to induce Lender to advance the principal amount evidenced hereby or (B) contained in any Loan Document, (ii) fraud committed by Borrower or any person or entity constituting Borrower, (iii) application of any insurance proceeds, condensation awards, trust funds, or Rents (as defined in the Mortgage) by Borrower, Borrower's agents or Borrower's authorized representatives in a manner which is not in accordance with the provisions of the Mortgage, (iv) breach of any representation or warranty contained in Subsections 2.03C or D of the Mortgage, (v) default with
----------------------
respect to any covenant contained in Subsection 1.05F of the Mortgage, (vi) any
                                     ----------------
default with respect to Borrower's obligations to pay real estate taxes and assessments due and payable against the Premises during the time period of Borrower's ownership thereof pursuant to Section1.02 of the Mortgage or to pay
                                         -----------
insurance premiums pursuant to Section 1.03 of the Mortgage or (vii) any loss,
                               ------------
damage, expense or liability on the part of Lender (including, without limitation, reasonable attorneys' fees actually incurred and disbursements) arising from, in respect of, as a consequence of or in connection with any of the following: (A) the existence of any circumstance or the occurrence of any action described in clause (i) of Subsection 1.05F(l)(d) of the Mortgage; (B)
                                 -----------------------
claims asserted by any person or entity (including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality or public body, court, or administrative tribunal) in connection with or in any way arising out of the presence, storage, USE, disposal, generation, transportation, or treatment of any Hazardous Material (as defined in the Mortgage) on, in or under the Premises; (C) the violation or claimed violation of any Hazardous Materials Laws (as defined in the Mortgage) in regard to the Premises, whether such violation or claimed violation occurred prior to or after the date of this Note and regardless of whether such violation occurred prior to or after the time that Borrower became owner of the Premises but only to the extent such violation or claim violation relates to or arises or occurs prior to or during ownership or operation of the Premises by Borrower, Borrower's affiliate, Borrower's agents, or authorized representatives of Borrower or its affiliates; (D) the preparation of an environmental audit on the Premises, whether conducted or authorized by Borrower, Lender or a third party or the implementation of any environmental audit's recommendations; or (E) all agreements and indemnification obligations of Borrower under that certain Environmental Indemnity Agreement of even date herewith in favor of Lender.

    (c) any and all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in enforcing, defending or protecting its rights, remedies and recourses hereunder, whether or not suit is filed in connection with same, or in connection with Guarantor or any party comprising Guarantor, becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or other proceeding.

     2.   GUARANTY.   Guarantor hereby absolutely and unconditionally guarantees
          ---------
under Lender the full and prompt payment when due, and agrees to pay to Lender immediately upon demand after Borrower's failure to pay all or any portion of the Debt.

     3.   FINANCIAL CONDITION AND INFORMATION. Guarantor hereby represents and
          ------------------------------------
warrants that all financial statements of Guarantor heretofore delivered to the Lender by or on behalf of Guarantor are true and correct in all material respects and fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof except as disclosed by Borrower or Guarantor to Lender in writing. In addition, Guarantor covenants that so long as any portion of the Debt remains outstanding and unpaid, Guarantor will furnish Lender annually, within one hundred twenty
(120) days next following the fiscal year of the Guarantor, with a complete copy of an annual financial statement with respect to Guarantor prepared in accordance with generally accepted accounting principles consistently applied and certified by the chief financial officer of Guarantor to be true, correct and complete, and otherwise in form and substance reasonably satisfactory to Lender. Together with each such financial statement, Guarantor shall furnish to Lender a certificate signed by a duly authorized representative of such Guarantor certifying on the date thereof that to the best of such representative's knowledge either that there does or does not exist an event which constitutes, or which upon notice or lapse of time or both would constitute, an Event of Default under this Agreement and, if a default or Event of Default exists, the nature thereof and the period of time it has existed (a "Certification"). Guarantor shall furnish to Lender, within ten (10) days after request, such further detailed financial and other information (including, but not limited to, financial statements) as may be requested by Lender with respect to Guarantor, as of a date not earlier than that specified by Lender in such request, together with a Certification with respect thereto.

     4.   SEPARATE OBLIGATION.   Guarantor hereby expressly agrees that this
          --------------------
Guaranty is independent of, and in addition to, all collateral granted, pledged or assigned under the Note, Mortgage and other documents and instruments given to evidence or secure the Loan, and Guarantor hereby consents that from time to time, before or after any default by the Borrower, with or without further notice to or assent from Guarantor:

          (a) any security at any time held by or available to the Lender for any obligation of the Borrower, or any security at any time held by or available to the Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Debt, including any guarantor of the Debt, or any obligations of Guarantor hereunder, may be settled, exchanged, surrendered or released and the Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or any such other person or party;

          (b) any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

          (c) the Lender may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the above mentioned security, deposit account, credit on it books or other person or party as the Lender may see fit;

and Guarantor shall remain bound under this Guaranty, without any loss of rights by the Lender and without affecting the liability of Guarantor, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

     5.   WAIVER.   Guarantor hereby waives:

          (a) notice of acceptance of this Guaranty and of the making of the Loan or any advance thereof by the Lender to the Borrower;

          (b) presentment and demand for payment of the Debt or any portion thereof,

          (c) protest and notice of dishonor or default to Guarantor or to any other person or party with respect to the Debt or any portion thereof,

          (d) all other notices to which Guarantor might otherwise be entitled except as specified in this Guaranty; and

          (e)  any demand under this Guaranty.

In addition, Guarantor hereby waives, and agrees to waive, the benefits of any provision of law requiring that Lender exhaust any right or remedy, or take any action, against the Borrower, any Guarantor, any other person and/or property.

     6.   EVENT OF DEFAULT.   If Guarantor violates any provision of this
          -----------------
Guaranty (and such violation is not cured within five (5) business days after notice from Lender to Guarantor thereof, provided that Guarantor will not be entitled to any notice of default under this clause more than four (4) times during the term hereof)' then, and in such event, the Lender may exercise any and all rights and remedies it may have at law, in equity or as provided herein.

     7.   GUARANTY OF PAYMENT.   This is a guaranty of payment and not of
          ---------------------
collection and Guarantor further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person or party. Any payment on account of or reacknowledgment of the Debt by the Borrower, or any other party liable therefor shall be deemed to be taken or made on behalf of Guarantor and shall serve to start anew the statutory period of limitations applicable to the Debt.

     8.   SUCCESSORS AND ASSIGNS.   Each reference herein to the Lender shall be
          ----------------------
deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns (as applicable) of Guarantor, all of whom shall be bound by the provisions of this Guaranty, provided, however, that Guarantor shall in no event nor under any circumstance have the right, without obtaining the prior written consent of the Lender, to assign or transfer Guarantor's obligations and liabilities under this Guaranty, in whole or in part, to any, other person, party or entity.

     9.   MISCELLANEOUS.   The term "Guarantor" as used herein shall, if this
          ---------------
Guaranty is assigned by more than one party, unless otherwise stated herein, mean the "Guarantor and, if Guarantor consists of more than one party, each of them" and each undertaking herein contained shall be their joint and several undertaking. If there is more than one party comprising Guarantor, the Lender may proceed against none, one or more of Guarantor at one time or from time to time as it sees fit in its sole and absolute discretion. If any party hereto shall be a partnership, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "undersigned" shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder. If any party hereto shall be a corporation, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding the merger, consideration, reorganization or absorption thereof, and the term "undersigned" shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder.

     10.  DELAY NOT WAIVER.   No delay on the part of the Lender in exercising
          -----------------
any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of the Lender to take further action without notice or demand as provided in this Guaranty. No course of dealing between Guarantor and the Lender shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of Guarantor hereunder.

     11.  MODIFICATION IN WRITING ONLY.   This Guaranty may only be modified,
          -----------------------------
amended, changed or terminated by an agreement in writing signed by the Lender and Guarantor. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by the Lender and if so given by the Lender shall only be effective in the specific instance in which given. The execution and delivery hereafter to the Lender by Guarantor of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless expressly so provided therein, and all rights and remedies of the Lender hereunder or under any instrument of guaranty hereafter executed and delivered to the Lender by Guarantor shall be cumulative and may be exercised singly or concurrently.

     12.  ABSOLUTE AND UNCONDITIONAL OBLIGATIONS. Guarantor acknowledges that
          ----------------------------------------
this Guaranty and Guarantor's obligations under this Guaranty are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of Guarantor hereunder or otherwise with respect to the Debt, including, but not limited to, a foreclosure of the Mortgage or the realization upon any other collateral given, pledged or assigned as security for all or any portion of the Debt, or the filing of a petition under Title 11 of the United States Code with regard to the Borrower or Guarantor, or the commencement of an action or proceeding for the benefit of the creditors of the Borrower or Guarantor, or the obtaining by the Lender of title to, respectively, the Premises or to any collateral given, pledged or assigned as security for the Debt by reason of the foreclosure or enforcement of the Mortgage or any other pledge or security agreement, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise. This Guaranty sets forth the entire agreement and understanding of the Lender and Guarantor with respect to the matters covered by this Guaranty, and Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of Guarantor under this Guaranty, except those specifically set forth in this Guaranty.

     13.  CONSENT, CAPACITY AND AUTHORITY. If Guarantor or any party comprising
          --------------------------------
Guarantor is a corporation, partnership or association, as to such entity, this Guaranty has been validly authorized, executed and delivered by such entity. Such entity represents and warrants to the Lender that it has the corporate or partnership, as applicable, power to do so and to perform its obligations under this Guaranty and this Guaranty constitutes the legally binding obligation of Guarantor fully enforceable against such entity in accordance with the terms hereof. Guarantor further represents and warrants to the Lender that:

          (a) neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

          (b) all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit Guarantor to execute and carry out the provisions of this Guaranty, for the validity of the obligations of Guarantor hereunder and for the making of any payment or remittance of any funds required to be made by Guarantor under this Guaranty, have been obtained and are in full force and effect.

     14.  NO CONTRIBUTION RIGHT.  Notwithstanding any payments made by Guarantor
          ----------------------
pursuant to the provisions of this Guaranty, Guarantor shall not seek to enforce or collect upon any rights which it now has or may acquire against the Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty or by way of any other obligations whatsoever of the Borrower to Guarantor, until the entire Debt and expenses in connection therewith shall have been paid in full, nor file, assert or receive payment on any claim, whether now existing or hereafter arising, against the Borrower in the event of the commencement of a case by or against the Borrower under Title 11 of the United States Code. In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or an action or proceeding is commenced for the benefit of the creditors of the Borrower, this Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Lender received from or on behalf of the Borrower prior to notice of termination of this Guaranty and which are or may be held voidable on the grounds of preference or fraud, whether or not the Debt has been paid in full.

     15.  NOTICE TO PARTIES.  All notices and demand hereunder shall be in
          -----------------
writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by certified or registered mail with return receipt requested or by generally recognized overnight delivery service, addressed to the parties at the addresses stated below, or at such other address as either party may hereafter notify the other in writing as aforesaid:



          Guarantor:                    OVERSEAS PARTNERS CAPITAL CORP.
                                        115 Perimeter Center Place, Suite 940
                                        Atlanta, Georgia 30346
                                        Attn: Legal Department

          with a courtesy copy to:      OVERSEAS PARTNERS CAPITAL CORP,
                                        Mintflower Place
                                        P.O. Box 1581
                                        8 Par-la-Ville Road
                                        Hamilton HM GX
                                        Bermuda
                                        Attn: Thomas E. Butler, Esq.

          Lender:                       NEW YORK LIFE INSURANCE COMPANY
                                        51 Madison Avenue
                                        New York, New York I 00 IO
                                        Attn: Senior Vice President
                                        Mortgage Finance Department

Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of forty-eight (48) hours after the date sent by generally recognized overnight delivery service or mailed, whichever is the earlier in time, except that service of any notice of default or notice of sale provided or required by law shall, if mailed, be deemed effective on the date of mailing.

     16.  GOVERNING LAW.   This Guaranty is, and shall be deemed to be, a
          ---------------
contract entered into under and pursuant to the laws of the State of Illinois.

     17.  JURISDICTION.   Guarantor hereby agrees that the venue of any
          --------------
litigation arising in connection with the Debt or in respect of any of the obligations of Guarantor under this Guaranty, to the extent permitted by law, may at the election of Lender be in Cook County, Illinois, Guarantor hereby waiving all objections thereto. Guarantor agrees to submit to personal jurisdiction in the State of Illinois in any action or proceeding arising out of this Guaranty. Guarantor hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Guarantor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Illinois and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Guarantor by registered or certified mail to or by personal service at the last known address of Guarantor, whether such address be within or without the jurisdiction of any such court.

     18.  WAIVER OF SET OFF, ETC,  Guarantor absolutely, unconditionally and
          ----------------------
irrevocably waives any and all right to assert or interpose any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of Guarantor under this Guaranty or the obligations of any other person or party (including without limitation, the Borrower) relating to this Guaranty or the obligations of Guarantor hereunder or otherwise with respect to the Loan in any action or proceeding brought by the Lender to collect the Debt, or any portion thereof, or to enforce the obligations of Guarantor under this Guaranty.

     19.  RECOURSE OBLIGATION.   No exculpatory provisions which may be
          ---------------------
contained in the Note or in any other document evidencing or securing the Note shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the obligations and liabilities of Guarantor under this Guaranty.

     20.  UNCONDITIONAL LIABILITY.  The liability of Guarantor shall not be
          ------------------------
released, diminished, impaired, reduced or adversely affected by the invalidity, illegality or unenforceability of all or part of the Loan, or any document or agreement executed in connection with the Loan, for any reason whatsoever, including without limitation the fact that (i) the Loan, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Loan or any part thereof is ultra vires, (iii) the officers or representatives executing the
                ----- -----
Note or the other documents evidencing or securing the Loan or otherwise creating the Loan acted in excess of their authority, (iv) the Loan violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Debt or the Loan wholly or partially uncollectable from the Borrower, (vi) the creation, performance or repayment of the Loan (or the execution, delivery and performance of any document or instrument representing part of the Loan or executed in connection with the Loan, or given to secure the repayment of the Loan) is illegal, uncollectable or unenforceable, or (vii) the Note or any other documents evidencing or securing the Loan have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether the Borrower or any other person be found not liable on the Loan or any part thereof for any reason.
Notwithstanding this paragraph or any other provision of this Guaranty or any Loan Document, if all outstanding stock in OPCC is transferred to Holding and OPCC transfers to Holding all of the outstanding stock in all OPCC subsidiaries owned as of the date hereof by OPCC, then OPCC shall no longer be liable as provided under this Guaranty, and Lender and Holding hereby agree that upon the occurrence of such transfer only Holding shall be liable in accordance with the terms of this Guaranty; and promptly upon the written request of Holding (which request shall contain the certification of Holding and OPCC that such transfers have occurred), Lender shall execute and deliver an acknowledgment that only Holding is liable hereunder.

                         [SIGNATURE PAGE TO GUARANTY]

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under seal the day and year first above set forth.



                              GUARANTOR:

                              OVERSEAS PARTNERS CAPITAL
                              CORP., a Delaware corporation


                              By: /s/ Michael J. Molletta
                                -------------------------
                              Title: Vice President
                                     --------------------



                              Attest:  /s/ Anne Marie Garavaglia
                                       -------------------------
                              Title:   Attorney
                                       -------------------------

                                         (Corporate Seal)



                              OVERSEAS HOLDING COMPANY,
                              INC., a Delaware Corporation

                              By: /s/ Michael J. Molletta
                                -------------------------
                              Title: Vice President
                                     --------------------



                              Attest:  /s/ Anne Marie Garavaglia
                                       -------------------------
                              Title:   Attorney
                                       -------------------------

                                         (Corporate Seal)